BORROWINGS	6 Months Ended
Jun. 30, 2025
Disclosure of borrowings [Abstract]
BORROWINGS	BORROWINGS
Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2025	December 31, 2024
Current	$1,102	$667
Non-current	12,049	11,511
Total	$13,151	$12,178
Non-recourse borrowings increased as compared to December 31, 2024 as a result of incremental net borrowings and the impact of foreign exchange of $0.6 billion primarily driven by the appreciation of the Brazilian real and British pound relative to the U.S. dollar.